SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2002


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



     Delaware                           1-9494               13-3228013
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
   incorporation)                                         Identification Number)


                   727 Fifth Avenue, New York, New York 10022
               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000






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ITEM 9.  Regulation FD Disclosure

On August 14, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Tiffany & Co. Copies of each written statement are furnished as Exhibits 99.1 and 99.2 to this report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY:     /s/ Patrick B. Dorsey
                                             ___________________________________
                                              Patrick B. Dorsey
                                              Senior Vice President, Secretary
                                              and General Counsel


Date: August 14, 2002




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Exhibit Index

Exhibit (99.1): Statement Under Oath of principal executive officer dated August
                14, 2002

Exhibit (99.2): Statement Under Oath of principal financial officer dated August
                14, 2002